NATURE OF OPERATIONS AND CONTINUANCE OF BUSINESS	12 Months Ended
Nov. 30, 2012
Nature Of Operations And Continuance Of Business
Note 1. NATURE OF OPERATIONS AND CONTINUANCE OF BUSINESS

Organization and Description of Business

Berkshire Homes, Inc. (formerly Indigo International, Corp., the “Company”) was incorporated under the laws of the State of Nevada, U.S. on June 2, 2010.  The Company is in the development stage as defined under Statement on Financial Accounting Standards Accounting Standards Codification FASB ASC 915-205 "Development-Stage Entities.”

The Company operated an agricultural consulting business until November 16, 2012 when upon change of management the Company changed its business focus to acquisition, rehabilitation and sale or lease of distressed residential real estate in the United States.

Going Concern

These financial statements have been prepared on a going concern basis which assumes the Company will be able to realize its assets and discharge its liabilities in the normal course of business for the foreseeable future.  The Company has a working capital deficit of $955,743 as of November 30, 2012 and has incurred losses since inception resulting in an accumulated deficit of $979,343 as of November 30, 2012. Further losses are anticipated in the development of its business raising substantial doubt about the Company’s ability to continue as a going concern.  The ability to continue as a going concern is dependent upon the Company generating profitable operations in the future and/or to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due.  Management intends to finance operating costs over the next twelve months with loans and/or private placement of common stock. These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might result from this uncertainty.